Exhibit 99.1

HERITAGE COMMERCE CORP
AMENDED AND RESTATED
2004 EQUITY PLAN

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Table of Contents

(continued)

		Page

8.1	Authorized to Withhold	8

8.2	Satisfaction of Tax Obligation	8

8.3	Section 83(b) Election	9

SECTION 9.	Conditions Upon Issuance of Shares	9

SECTION 10.	Reservation of Shares	9

SECTION 11.	No Right to Employment	9

SECTION 12.	Information to Participants	9

SECTION 13.	Compliance with the Emergency Economic Stabilization Act of 2008 and the American Reinvestment and Recovery Act of 2009	9

SECTION 14.	Exemption from Section 409A of the Code	9

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HERITAGE COMMERCE CORP
AMENDED AND RESTATED
2004 EQUITY PLAN

SECTION 1.           General.

1.1           Establishment.  The  Heritage Commerce Corp 2004 Stock Option Plan was established and effective as of May 26, 2004 (the “Effective Date”). The Plan was thereafter amended and restated as the Heritage Commerce Corp 2004 Equity Plan upon approval by the shareholders on May 28, 2009 (the “Plan”).

1.2           Purpose. The Plan  has been established by Heritage Commerce Corp (the “Company”) to (i) attract and retain the services of persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate equity incentives, to achieve long-range goals; (iii) provide equity and performance based incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock and thereby promote the long-term financial interest of the Company and its subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

1.3           Participation.  Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.4           Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock for issuance under the Plan have been issued and all restrictions on such shares, and the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

SECTION 2.           Definitions.  For purposes of the Plan, as used herein, the following definitions shall apply:

(a)           “Award” means any Option or Restricted Stock.

(b)           “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.  An Award Agreement may be an “Option Agreement” or a “Restricted Stock Agreement.”

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended and the rules and regulations promulgated thereunder.  Any reference to any provision of the Code shall include reference to any successor provision of the Code.

(e)           “Committee” means a committee appointed by the Board in accordance with Section 4.1 to administer the Plan.

(f)            “Company” means Heritage Commerce Corp, a California corporation.

(g)           “Consultant” means any person who is engaged by the Company or a Subsidiary to render consulting or advisory services and is compensated for such services.

(h)           “Continuous Status as a Director, Employee or Consultant” means that the director, employment or consulting relationship with the Company is not interrupted or terminated.  Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or a Subsidiary or (ii) transfers between locations of the Company or transfers to any

Subsidiary of the Company, or between a Subsidiary and the Company or any successor.  A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of the Company.  For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(i)            “Director” means a member of the Board of Directors of the Company.

(j)            “Disability” means except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days. In the case of an Incentive Stock Option, “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

(k)           “Eligible Persons” means any Employee, Director or Consultant.

(l)            “Employee” means any person, including an Officer or Director, employed by the Company or a Subsidiary.  The payment of a director’s fee by the Company shall not be sufficient to constitute “employment.”

(m)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.  A reference to any provision of the Exchange Act shall include a reference to any successor provision of the Exchange Act.

(n)           “Fair Market Value” means, as of any date, the value of shares of Stock determined as follows:  (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market (“NASDAQ”), its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Stock is not regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined by the Committee by a reasonable application of a generally accepted and reasonable valuation method.

(o)           “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(p)           “Nonstatutory Stock Option” means an option not intended to qualify as an Incentive Stock Option.

(q)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(r)            “Option” means a stock option granted pursuant to the Plan.

(s)           “Participant” means an Eligible Person who has been granted one or more Awards.

(t)            “Plan” means the Heritage Commerce Corp Amended and Restated 2004 Equity Plan.

(u)           “Restricted Stock” means shares of Stock granted under Section 6, subject to a substantial risk of forfeiture.

(v)           “Stock” means shares of the Company’s common stock, no par value.

(w)          “Subsidiary” means any corporation, partnership, joint venturer, limited liability company or other entity in which at least fifty percent (50%) of the voting power is owned by the Company.

(x)            “Terminating Event” has the meaning set forth in Section 5.6.

SECTION 3.           Shares Subject to the Plan.

3.1           Shares Available.  Subject to the provisions of Section 3.2, the maximum number of shares of Stock that may be issued under this Plan is 1,700,000 unless amended by the Board and approved by the shareholders of the Company.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 8. If the exercise price of an Option is paid by tender to the Company of shares of Stock the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

3.2           Adjustments for Changes in Capital Structure.  Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 3.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 3.2 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.  The adjustments determined by the Committee pursuant to this Section 3.2 shall be final, binding and conclusive.

SECTION 4.           Administration of the Plan.

4.1           Administration by Committee of Board.  The Plan shall be administered by a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with or the rules and regulations of any exchange, the rules under Rule 16b-3 of the Exchange Act relating to the disinterested administration of employee benefit plans under which Section 16(b) of the Exchange Act exempt discretionary grants and awards of equity securities are to be made, and any other applicable law or rule or regulation of any exchange upon which the Stock trades.  Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) of the Exchange Act exempt discretionary grants and awards of equity securities are to be made.

4.2           Committee Complying with Section 162(m).  The Committee shall be comprised of two or more “outside directors” within the meaning of Section 162(m) who shall have sole responsibility to make all Awards hereunder.

4.3           Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)           to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b)           to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)           to determine the Fair Market Value of shares of Stock or other property;

(d)           to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares of Stock acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares of Stock purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of employment or other service with the Company or a Subsidiary on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)           to approve one or more forms of Award Agreement;

(f)            to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(g)           to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of  service;

(h)           to prescribe, amend or rescind rules, guidelines and policies relating to the Plan;

(i)            to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4.4           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as officers or employees of the Company, members of the Board and any officers or employees of the  Company  to whom authority to act for the Board, or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.5           Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee’s shall be final and binding on all persons having an interest in the Plan or an Award.

SECTION 5.           Stock Options.

5.1           General.  The grant of an “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. A “Nonqualified Stock Option” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code. Only Eligible Individuals who are employees of the Company or a  Subsidiary may be granted Incentive Stock Options.  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

5.2           Term of Option.  The term of each Option shall be the term stated in the Award Agreement; provided, however, that the term shall be no more than ten years from the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Stock representing more than ten percent of the voting power of all classes of Stock of the Company, the term of the Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

5.3           Option Exercise Price and Consideration.

(a)           The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the date of grant of the Option and (b) no Incentive Stock Option granted to a  person who owns ten percent (10%) or more of the Stock shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

(b)           The consideration to be paid for the shares of Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of (i) cash, (ii) check or (iii)  any combination of those methods of payment.  In addition, if there is a public market for the Stock, the Committee may allow the Participant to elect to pay the exercise price through either of the following procedures:

(i)            A special sale and remittance procedure under which the Participant provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Stock and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Stock plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and/or sale.  The Participant must also provide such irrevocable written instructions to the Company to deliver the certificates for the purchased Stock directly to such brokerage firm to effect the sale transaction.  In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.  The Participant shall also deliver a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option.  Notwithstanding the above, the Company shall not be required to permit the Participant to utilize the sale and remittance procedure described above if the Company’s legal counsel advises the Company that the procedure may violate any applicable law, regulation or regulatory guidance.

(ii)           The surrender to the Company of shares of Stock which have already been owned by the Participant for more than six months.  The shares of the Stock which are surrendered to the Company as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.

5.4           Exercise of Option.

(a)           Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as permissible under the terms of the Plan, but in no case at a rate of less than 20 percent per year over five years from the date the Option is granted.  The right to exercise an Option may be conditioned on specific performance criteria with respect to the Company and/or the Participant.  An Option may not be exercised for a fraction of a share of Stock.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the shares of Stock with respect to which the Option is exercised has been received by the Company.  Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 5.3(b) hereof.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares of Stock, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the shares of Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 3.2 hereof.

(b)           Termination of Directorship, Employment or Consulting Relationship.  Except as otherwise provided in subsections (c), (d) and (e) below, in the event of termination of a Participant’s Continuous Status as a Director, Employee or Consultant (but not in the event of an Participant’s change of status from Employee to Director or Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Participant may, but only within three months after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Participant was entitled to exercise it at the date of such termination; provided, however, that the Committee may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Committee deems appropriate in the Committee’s discretion, (but in no event shall the Committee extend the period during which an Option may be exercised to a period beyond the time the Option would have terminated by its original terms).  To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the shares of Stock covered by such Option shall revert back to the Plan.

(c)           Disability of Participant.  In the event of termination of a Participant’s Continuous Status as a Director, Employee or Consultant as a result of his or her Disability, the Participant may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Award Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination.

(d)           Death of Participant.  In the event of the death of Participant whose Continuous Status as a Director, Employee or Consultant terminated not earlier than ninety days prior to the Participant’s death, the Participant’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), to exercise all Options such Participant would have been entitled to exercise had such Participant remained employed for one year from the date of such termination.  All remaining shares of Stock covered by the unexercisable portion of the Option shall immediately revert to the Plan.  If, after the Participant’s death, the Participant’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares of Stock covered by such Option shall revert to the Plan.

(e)           Extension if Participant Subject to Section 16(b) of the Exchange Act.  Other than termination for cause, if a sale within the applicable time period set forth in Section 5.4(b) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10) day following the date or which a sale of such shares by the Participant would no longer be subject to suit, (ii) the one hundred and ninetieth (190th) day after termination,  or (iii) the Option expiration date.

5.5           Non-Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; provided, however, that any Nonstatutory Stock Option may be transferred by the Participant to any member of the Participant’s immediate family, to a partnership the members of which (other than the Participant) are all members of the Participant’s immediate family, or to a family trust the beneficiaries of which (other than the Participant) are all members of the Participant’s immediate family.

5.6           Terminating Events.  A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations, as the result of which (A) the Company is not the surviving corporation or (B) the Company becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of the Company); (iii) a sale of substantially all the assets of the Company to another corporation; or (iv) a sale of the equity securities of the Company representing more than 50 percent of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and/or entities acting in concert.  Upon a Terminating Event (i) the Company shall deliver to each Participant, no less than thirty days prior to the Terminating Event, written notification of the Terminating Event and the Participant’s right to exercise all Options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding Options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the Option immediately prior to such Terminating Event.  This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger.  Upon the occurrence of the Terminating Event all then outstanding Options and the Plan shall terminate; provided, however, that any outstanding Options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding Options or substitutes for such Options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.  Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 5.6 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

5.7           Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option, or such other date as is determined by the Committee.  Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

5.8           Maximum Number of Options.  No Participant shall be granted Options for the purchase of more than 300,000 shares of Stock under the Plan during any consecutive twelve (12) months.

SECTION 6.           Restricted Stock.  The Committee is hereby authorized to grant Restricted Stock to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

6.1           Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

6.2           Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing

Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

6.3           Forfeiture. Each Restricted Award shall provide that the shares of Restricted Stock covered by the Award shall be subject to a substantial risk forfeiture within the meaning of Section 83 of the Code.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all shares of Restricted Stock held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock.  Any Restricted Stock Award may provide for earlier termination of the risks of forfeiture provided in the Award in the event of disability, death or termination without case or change of control, all in compliance with any applicable law, regulations or regulatory guidance.

6.4           Dividend; Voting Rights.  Unless the Committee determines otherwise, an award of Restricted Stock shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.

6.5           Transfer.  Each Award of Restricted Stock shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed by the Committee. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

6.6           Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by Award Agreement delivered to and accepted by the Participant and containing such terms and provisions, not inconsistent with this Plan, as the Committee in its sole discretion may determine.

SECTION 7.           Amendment and Termination of the Plan.

7.1           Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any outstanding Award, without his or her consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 of the Exchange Act or with Section 162(m) or Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASDAQ Stock Market or any other applicable established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

7.2           Effect of Amendment or Termination.  Any amendment or termination of the Plan shall not affect any Award already granted, and such Award shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

SECTION 8.           Tax Withholding.

8.1           Authorized to Withhold.  Prior to the delivery of any shares of Stock or cash or benefit pursuant to the exercise of Award, the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such exercise.

8.2           Satisfaction of Tax Obligation.  The Committee pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable shares of Stock, or (ii) delivery to the Company shares of Stock then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the exercise of an Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the shares of Stock to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

8.3           Section 83(b) Election.  If the Participant, in connection with any Award, makes the election permitted under Section 83(b) of the Code to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company of such election within 10 days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

SECTION 9.           Conditions Upon Issuance of Shares.  Stock shall not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

SECTION 10.         Reservation of Shares.  During the term of this Plan, the Company shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

SECTION 11.         No Right to Employment.  Neither the Plan nor any Award or Award Agreement shall confer upon any Participant any right with respect to continuation of his or her employment or consulting relationship with the Company or a Subsidiary, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

SECTION 12.         Information to Participants.  The Company shall provide to each Participant and to each individual who acquires shares of Stock pursuant to the Plan, not less frequently than annually during the period such Participant has one or more Awards outstanding, and, in the case of an individual who acquires shares of Stock pursuant to the Plan, during the period such individual owns such shares of Stock, copies of annual financial statements.

SECTION 13.         Compliance with the Emergency Economic Stabilization Act of 2008 and the American Reinvestment and Recovery Act of 2009.  To the extent applicable to the Company or a Participant, the Plan shall be administered in compliance with, and each Award and Award Agreement shall satisfy the requirements of Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Reinvestment and Recovery Act of 2009 and any rules or regulations promulgated thereunder by the U.S. Treasury Department.

SECTION 14.         Exemption from Section 409A of the Code.  The Plan and all Award Agreement as shall be interpreted at all times, where possible, in a manner that all Awards hereunder shall not be subject to Section 409A of the Code.